UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 14, 2018

GO2GREEN LANDSCAPING, INC.
(Exact name of registrant as specified in its charter)

Nevada	47-5133966
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4925 Greenville Avenue, Suite 200, Dallas, TX	75206
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  214-785-6355

Copies to:
Ken Bart, Esq.
Bart and Associates, LLC
8400 East Prentice Avenue
Suite 1500
Greenwood Village, CO 80111
Tel: 720-226-7511
Fax: 720-528-7765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

On March 14, 2018, the board of directors (the "Board") of the Company removed Alan Hixon as Chief Financial Officer, and appointed Andrew Norstrud to serve as the Company's Chief Financial Officer.  There were no disagreements between the Company and Mr. Hixon.  Mr. Hixon will continue to serve as Chief Executive Officer of the Company.  As compensation for services rendered as Chief Financial Officer, Mr. Norstrud shall receive a cash fee of $7,500 per month, as well as 300,000 non-qualified stock options under the Company's 2018 Equity Incentive Plan that shall vest monthly over 36 months, but shall fully vest upon a change of control transaction.  The stock options were issued on March 9, 2018.

During the previous five years, Mr. Norstrud, age 44, has been the Chief Financial Officer of GEE Group Inc. and interim Chief Executive Officer of Gee Group Inc.  Previous to GEE Group Inc., Mr. Norstrud was the Chief Financial Officer of both Jagged Peak, Inc. and XPO Logistics.  Mr. Norstrud began his career with PricewaterhouseCoopers where he focused his career on large public entities ranging in several industries, active in mergers and acquisitions, equity transactions and growth.  Mr. Norstrud holds a Bachelor of Arts Degree from Western State College, a Master of Accountancy from the University of Florida, and is a Certified Public Accountant in the State of Florida.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GO2GREEN LANDSCAPING, INC.

Date: March 29, 2018	By:	/s/ Alan Hixon
Alan Hixon Chief Executive Officer